UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

ADTHEORENT HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40116	85-3978415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

330 Hudson Street, 13th Floor New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(800) 804-1359

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADTH	The Nasdaq Stock Market
Warrants to purchase common stock	ADTHW	The Nasdaq Stock Market

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

As disclosed under the section entitled “Proposal No. 1—The Business Combination Proposal” in the definitive proxy statement/prospectus (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on December 3, 2021 by MCAP Acquisition Corporation, a Delaware corporation (“MCAP”), now known as AdTheorent Holding Company, Inc., MCAP entered into a Business Combination Agreement, dated as of July 27, 2021 (as may from time to time be amended, restated, supplemented or otherwise modified, the “Business Combination Agreement”), by and among GRNT Merger Sub 1 LLC, a Delaware limited liability company (“Merger Sub 1”), GRNT Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), GRNT Merger Sub 3 LLC, a Delaware limited liability company (“Merger Sub 3”), GRNT Merger Sub 4 LLC, a Delaware limited liability company (“Merger Sub 4” and, together with Merger Sub 1, Merger Sub 2 and Merger Sub 3, the “Merger Sub Entities”), H.I.G. Growth – AdTheorent Intermediate, LLC, a Delaware limited liability company (the “Blocker”), H.I.G. Growth – AdTheorent, LLC, a Delaware limited liability company, and AdTheorent Holding Company, LLC, a Delaware limited liability company (“AdTheorent”). Pursuant to the Business Combination Agreement, AdTheorent, the Blocker and the Merger Sub Entities engaged in a series of four mergers, which resulted in AdTheorent becoming a wholly owned subsidiary of MCAP (the “Business Combination”).

On December 21, 2021, MCAP held a special meeting of stockholders (the “Special Meeting”), at which the MCAP stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, on December 22, 2021 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to AdTheorent Holding Company, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company.

The foregoing descriptions of the Business Combination Agreement and the Business Combination, including the descriptions of each in the Proxy Statement referenced above, do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meanings given to such terms in the Proxy Statement in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Stockholders Agreement

On the Closing Date, the Company entered into a stockholders agreement (the “Stockholders Agreement”) with MCAP Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), and certain AdTheorent members. The material terms of the Stockholders Agreement are described in the section of the Proxy Statement entitled “Certain Agreements Related to the Business Combination—Stockholders Agreement,” which is incorporated herein by reference.

The foregoing description of the Stockholders Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholders Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, MCAP entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain MCAP stockholders (including the Sponsor) and certain AdTheorent members (such stockholders, the “Holders”), pursuant to which, among other things, the Holders are entitled to certain registration rights in respect of the registrable securities under the Registration Rights Agreement. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement entitled “Certain Agreements Related to the Business Combination—Registration Rights Agreement,” which is incorporated herein by reference.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Credit Agreement

On the Closing Date, AdTheorent, Inc., a wholly-owned subsidiary of the Company (the “Borrower”), AdTheorent Acquisition Corporation, AdTheorent Intermediate Holding Corporation, and, after giving effect to the Business Combination, AdTheorent, Merger Sub 2, and the Company, entered into a credit agreement (the “Credit Agreement”) with Silicon Valley Bank as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), issuing lender and swingline lender, the lenders party thereto, and the other parties party thereto, pursuant to which the lenders have agreed to extend credit to the Borrower in the form of a $40,000,000 revolving credit facility (including a $10,000,000 sub-limit for letters of credit and a swing line sub-limit of $10,000,000), with the Company and certain wholly-owned subsidiaries of the Company acting as guarantors (collectively, the Company and such subsidiaries being the “Guarantors”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

The proceeds of the revolving loans shall be used solely (i) to refinance the Borrower’s existing indebtedness, (ii) to fund shareholder redemptions in connection with the Business Combination, (iii) to pay related fees and expenses in connection with the foregoing, and (iv) for general corporate purposes.

All amounts under the Credit Agreement will become due on the earlier of (i) December 22, 2026, and (ii) in any case, the date on which the loans are declared (or deemed to be declared) to be due and owing by the Administrative Agent at the request (or with the consent) of the Required Lenders upon the occurrence of the applicable events of default under the Credit Agreement.

The payment of all amounts owing by the Borrower under the Credit Agreement is guaranteed by the Company and the other Guarantors and is secured by a pledge of all equity interests issued by the Borrower, the Guarantors (other than the Company) and certain other Subsidiaries of the Company, as well as a lien on substantially all of the assets of the Borrower and the Guarantors, subject to certain exceptions.

The loans outstanding under the Credit Agreement bear interest at rates based upon, at the Borrower’s option, Adjusted Term SOFR or ABR. The interest rate margins applicable to the revolving loans are initially 2.00% for SOFR loans and letters of credit (which may be adjusted based upon a leverage-based pricing grid ranging from 2.50% to 2.00%) and 1.00% for ABR loans and Swingline loans (which may be adjusted based upon a leverage-based pricing grid ranging from 1.50% to 1.00%). A commitment fee initially equal to 0.25% per annum (which may be adjusted based upon a leverage-based pricing grid ranging from 0.35% to 0.25%) is payable quarterly in arrears with respect to the average daily unused portion of the revolving loan commitments.

The Credit Agreement provides for uncommitted incremental facilities in an aggregate amount not to exceed $35,000,000, in the form of a commitment increase of the Revolving Commitments.

The Credit Agreement contains representations, warranties, covenants, terms and conditions customary for transactions of this type. These include, among other things, covenants limiting the Borrower’s, the Company’s and each of their Subsidiary’s ability, subject to certain exceptions and baskets, to (i) permit (x) the Consolidated Total Leverage Ratio to be greater than 3.00:1.00 as of the last day of any fiscal quarter, and (y) the Liquidity Coverage Ratio to be less than 1.25:1.00 as of the last day of any calendar month, (ii) incur indebtedness, (iii) incur liens on their respective assets, (iv) consummate any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve, or dispose of all or substantially all of their respective property or business, (v) dispose of any of their respective property, including restrictions of dispositions of Subsidiary stock, (vi) make any payment or prepayment for any Subordinated Indebtedness, pay any earn-out payment, seller debt or deferred purchase price payments, declare or pay any dividend or make any other distribution, (vii) make investments, (viii) permit certain ERISA events, (ix) modify terms of preferred stock, (x) enter into certain transactions with affiliates, (xi) enter into sale and leaseback transactions, (xii) enter into swap agreements, (xiii) change its accounting policies or fiscal year, (xiv) agree to any additional negative pledges, (xv) limit the ability of its Subsidiaries to pay dividends or distribute assets, and (xvi) engage in a line of business substantially different than their existing business and businesses reasonably related, ancillary or ancillary thereto.

The Credit Agreement contains certain events of default, including, without limitation, (i) failure to pay (x) principal when due or (y) interest or any other amount owing on any other obligation under the Credit Agreement within 3 Business Days of becoming due, (ii) incorrectness of representations and warranties when made, (iii) breach of covenants, (iv) failure to pay principal or interest on any material debt, (v) bankruptcy and insolvency events with respect to the Company or its Subsidiaries, (vi) the occurrence of certain ERISA events, (vii) entry by a court of one or more material judgments against the Company or its Subsidiaries that remain unpaid, unbonded, undischarged or unstayed for a certain number of days after the entry thereof, (viii) occurrence of a Change in Control, (ix) failure to comply with customary holding company restrictions, and (x) failure to maintain governmental approvals necessary to operate the business, in each case, subject to certain materiality thresholds or grace periods set forth in the Credit Agreement. If any event of default occurs and is not cured within applicable grace periods set forth in the Credit Agreement or waived, all loans and other obligations could become due and immediately payable and the facility could be terminated.

This description of the Credit Agreement is not complete and is qualified in its entirety by reference to the entire Credit Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the transactions, the Company and certain of its affiliates repaid in full and terminated that certain Credit Agreement, dated December 22, 2016, by and among MCAP, the several lenders from time to time party thereto, Monroe Capital Management Advisors, LLC, as agent, and the other parties party thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on December 21, 2021, MCAP held the Special Meeting, at which the MCAP stockholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the Business Combination. On December 22, 2021, the parties consummated the Business Combination.

Holders of 25,220,904 shares of MCAP’s Class A common stock sold in its initial public offering properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from MCAP’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, or approximately $10.0008 per share and $252.2 million in the aggregate.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as MCAP was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in any document incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical or current facts, including statements regarding the Company’s plans, objectives, expectations and intentions with respect to future operations, products and services, the Company’s industry and projected market sizes, future opportunities for the Company, the Company’s estimated future results and the expected benefits of the Business Combination are forward looking. Forward-looking statements may be identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the Company’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the Company’s ability to achieve the expected benefits of the Business Combination; the Company’s financial and business performance following the Business Combination, including the Company’s financial and business metrics; changes in the Company’s strategy, future operations, financial position, estimated revenue and losses, forecasts, projected costs, prospects and plans; demand for the Company’s platform and services and the drivers of that demand; changes in the Company’s estimated total addressable market and other industry projections, and the Company’s projected market share; competition in the Company’s industry, the advantages of the Company’s platform and services over competing platforms and services existing in the market, and competitive factors including with respect to technological capabilities, cost and scalability; the Company’s ability to scale in a cost-effective manner and maintain and expand its existing customer relationships; the Company’s expectation that it will incur increased expenses as a public company; the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and industry and the actions the Company may take in response thereto; the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which the Company will be an emerging growth company under the Jumpstart our Business Startups Act of 2012, as amended; the Company’s future capital requirements and sources and uses of cash; the Company’s business, expansion plans and opportunities; anticipated financial performance and the expectation that the Company’s future results of operations will fluctuate on a quarterly basis for the foreseeable future; the expected U.S. federal income tax impact of the Business Combination; the outcome of any known and unknown litigation and regulatory proceedings; the outcome of any legal proceedings that may be instituted against the Company related to the Business Combination Agreement or the Business Combination; the ability to maintain the listing of the Company’s securities on Nasdaq; volatility in the price of the Company’s securities, which may be due to a variety of factors, including changes in the industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; the Company’s ability to successfully implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; the risk of private litigation or regulatory lawsuits or proceedings relating to the Company’s platform and services; and other risks and uncertainties indicated in the Proxy Statement, including those set forth under the section entitled “Risk Factors.”

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. All information set forth herein speaks only as of the date hereof in the case of information about the Company and AdTheorent or the date of such information in the case of information from persons other than the Company or AdTheorent, and the Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K. Any forecasts and estimates regarding the Company’s industry and end markets are based on sources the Company believes to be reliable, however there can be no assurance such forecasts and estimates will prove accurate in whole or in part. Any annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Business

The business of the Company is described in the Proxy Statement in the section titled “Information About AdTheorent” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are set forth in the Proxy Statement in the section titled “Risk Factors” and that information is incorporated herein by reference. A summary of the risks associated with the Company’s business are also described in the section of the Proxy Statement entitled “Summary of the Proxy Statement/Prospectus—Risk Factors Summary,” which is incorporated herein by reference.

Financial Information

The financial information of AdTheorent is provided in the Proxy Statement in the sections entitled “Summary Historical Consolidated Financial Information of AdTheorent” and “AdTheorent Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

The financial information of MCAP is provided in the Proxy Statement in the sections entitled “Summary Historical Financial Information of MCAP” and “MCAP Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K relating to the financial information of the Company and MCAP, which is incorporated herein by reference.

Facilities

The facilities of the Company are described in the Proxy Statement in the section titled “Information About AdTheorent—Facilities”, and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock immediately following the consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of the Company’s issued and outstanding common stock;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

The beneficial ownership of Company common stock is based on 85,743,994 shares of the Company’s common stock issued and outstanding immediately following the consummation of the Business Combination.

	Number of Shares of Common Stock	%
Name and Address of Beneficial Owner(1)
Directors and Executive Officers
James Lawson(2)	2,667,340	3.1
Charles Jordan(3)	250,953	*
John Black(4)	34,064,174	39.7
Richard Boghosian(4)	34,064,174	39.7
Eric Tencer(4)	34,064,174	39.7
Danielle Qi(4)	34,064,174	39.7
Zia Uddin(5)	—	—
Ben Tatta	—	—
Vineet Mehra	—	—
Kihara Kiarie	—	—
All directors and executive officers as a group (10 individuals)	2,918,293	3.4
Five Percent Holders:
MCAP Acquisition, LLC(6)	7,873,250	9.2
Theodore L. Koenig(7)	9,577,691	11.2
H.I.G. Growth – AdTheorent, LLC(4)	34,064,174	39.7

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following individuals is 330 Hudson Street, 13th Floor, New York, New York 10013.
(2)	Includes 118,225 shares subject to options exercisable within 60 days of December 22, 2021.
(3)	Includes 22,796 shares subject to options exercisable within 60 days of December 22, 2021.
(4)

H.I.G. Growth — AdTheorent, LLC is the record holder of the shares reported herein. Messrs. Black, Boghosian and Tencer and Ms. Qi, as members of our Board of Directors, indirect members of H.I.G. Growth — AdTheorent, LLC and agents of entities affiliated with H.I.G. Growth — AdTheorent, LLC, may be deemed to share voting and investment power with regard to the shares held directly by H.I.G. Growth — AdTheorent, LLC, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities.

(5)

Mr. Uddin holds economic interests in the Sponsor and pecuniary interests in certain of the securities held by the Sponsor. Mr. Uddin disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(6)

Includes 7,873,250 shares held by the Sponsor. Mr. Koenig may be deemed to beneficially own shares held by the Sponsor by virtue of his control over Monroe Capital Management Advisors, LLC, the manager of the Sponsor, but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of MCAP Acquisition, LLC is 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

(7)

Interests include 7,873,250 shares held by the Sponsor, 500,000 shares acquired by funds (“Monroe Funds”) managed by Monroe Capital, LLC and/or its affiliates (“Monroe”) in their capacities as PIPE Investors, and 1,204,441 shares acquired by Monroe Funds according to Forms 4 filed on December 10, 2021, December 13, 2021, December 14, 2021, December 15, 2021, December 16, 2021, December 20, 2021, December 21, 2021 (two filings), and December 23, 2021. Mr. Koenig may be deemed to beneficially own (i) shares held by the Sponsor by virtue of his control over Monroe Capital Management Advisors, LLC, the manager of the Sponsor, and (ii) shares acquired by Monroe Funds by virtue of his position as Chief Executive Officer of Monroe, but Mr. Koenig disclaims beneficial ownership of such shares held by the Sponsor and the Monroe Funds, except to the extent of any pecuniary interest therein. Mr. Koenig’s address is c/o Monroe Capital, LLC, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Directors and Executive Officers

The Company’s directors and executive officers, composition of the committees of the Board and information with respect to the independence of the Board after the consummation of the Business Combination are described in the Proxy Statement in the section titled “Management of the Post-Combination Company Following the Business Combination” and that information is incorporated herein by reference.

Executive Compensation

Executive Compensation

A description of the compensation of the Company’s named executive officers is set forth in the Proxy Statement in the section titled “Management of the Post-Combination Company Following the Business Combination—Executive Officer and Director Compensation Following the Business Combination,” and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the Company’s directors is set forth in the Proxy Statement in the section titled “Management of the Post-Combination Company Following the Business Combination—Executive Officer and Director Compensation Following the Business Combination,” and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

A description of the compensation committee interlocks and insider participation of the Company is set forth in the Proxy Statement in the section titled “Management of the Post-Combination Company Following the Business Combination—Compensation Committee Interlocks and Insider Participation,” and that information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of MCAP are described in the Proxy Statement in the Section entitled “Certain MCAP Relationships and Related Party Transactions” and are incorporated herein by reference.

Certain relationships and related person transactions of AdTheorent are described in the Proxy Statement in the Section entitled “Certain AdTheorent Relationships and Related Party Transactions” and are incorporated herein by reference.

A description of the Company’s independent directors is contained in the Proxy Statement in the section entitled “Management of the Post-Combination Company Following the Business Combination—Independence of Directors,” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement titled “Information About MCAP—Legal Proceedings” and “Information About AdTheorent—Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

Market Information, Holders of Record and Dividends

On the business day following the Closing Date, the Company’s common stock and warrants began trading on Nasdaq under the symbols “ADTH” and “ADTHW.” MCAP’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

As of the Closing, the Company had 85,743,994 shares of common stock outstanding held of record by 27 holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Information about the ticker symbol, number of stockholders and dividends for MCAP’s securities is set forth in the Proxy Statement in the section titled “Price Range of Securities and Dividends,” and such information is incorporated herein by reference.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement in the sections entitled “Proposal No. 5—The Long-Term Incentive Plan Proposal” and “Proposal No. 6—The ESPP Proposal,” which are incorporated herein by reference. The MCAP 2021 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) and the MCAP 2021 Employee Stock Purchase Plan (the “ESPP”) were approved by MCAP’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K regarding the issuance and sale by MCAP of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy Statement in the section titled “Description of the Post-Combination Company’s Securities,” and that information is incorporated herein by reference. As described below, the Company’s Amended and Restated Certificate of Incorporation was approved by MCAP’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section titled “Description of the Post-Combination Company’s Securities—-Limitation on Liability and Indemnification of Directors and Officers,” and that information is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 to this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “Credit Agreement” under Item 1.01 hereof is incorporated by reference in its entirety.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2021, the Company received a letter from the Staff of the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC, stating that the Staff has determined that the Company has not complied with the requirements of Nasdaq IM-5101-2 because (i) the Company has not demonstrated that its common stock complies with the minimum 300 Round Lot Holder requirement in Listing Rule 5505(a)(3) (the “Round Lot Holder Requirement”) and (ii) the Company’s warrants do not qualify for initial listing since the security underlying the warrant, the Company’s common Stock, does not qualify. The letter from the Staff indicated stated that Company’s common stock and warrants will be suspended from Nasdaq on January 3, 2022 and a Form 25-NSE will be filed with the Commission unless the Company requests a hearing before a Nasdaq Hearings Panel (the “Panel”) by December 30, 2021.

The Company intends to timely request the aforementioned hearing and appeal Nasdaq’s determination, which request will stay the suspension of the Company’s common stock and warrants and the filing by Nasdaq of a Form 25-NSE pending the Panel’s decision. The Company believes that it will be able to demonstrate that its common stock complies with the Round Lot Holder Requirement prior to the hearing date, which has not yet been scheduled. However, there can be no assurance that the Company will be able to satisfy the Round Lot Holder Requirement prior to the hearing date or at all.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the execution of the Business Combination Agreement, MCAP entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and MCAP agreed to issue and sell to the PIPE Investors, immediately prior to the Closing, an aggregate of 12,150,000 shares of common stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $121.50 million.

The shares issued to the PIPE Investors were issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933 (the “Securities Act”) under Section 4(a)(2) and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01.	Changes in the Registrant’s Certifying Accountant.

On December 22, 2021, the Board approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. BDO served as the independent registered public accounting firm of AdTheorent prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), MCAP’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed and replaced by BDO as the Company’s independent registered public accounting firm.

The audit report of Marcum on MCAP, the Company’s legal predecessor, financial statements as of December 31, 2020, and for the period from November 12, 2020 (date of inception) to December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about MCAP’s ability to continue as a going concern.

During the period from November 12, 2020 (date of inception) through December 31, 2020, and the subsequent interim periods through September 30, 2021, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than a previously disclosed material weakness in MCAP’s internal control over financial reporting identified by MCAP, which resulted in the restatement of MCAP’s financial statements for certain interim periods.

The Company has provided Marcum with a copy of the foregoing disclosures in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act, and has requested that Marcum furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Certain Officers

The information contained in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Effective as of the Closing, the following people were appointed as directors of the Company:

Class I directors: Ben Tatta, John Black and Danielle Qi;

Class II directors: Vineet Mehra, Richard Boghosian and Zia Uddin; and

Class III directors: Kihara Kiarie, Eric Tencer and James Lawson.

Effective as of the Closing, the executive officers of the Company are:

James Lawson, Chief Executive Officer; and

Charles Jordan, Chief Financial Officer.

Reference is made to the disclosure described in the Proxy Statement in the section titled “Management of the Post-Combination Company Following the Business Combination” for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference.

2021 Long-Term Incentive Plan

On the Closing Date, MCAP adopted the Long-Term Incentive Plan. The Long-Term Incentive Plan is described in greater detail in the section of the Proxy Statement entitled “Proposal No. 5—The Long-Term Incentive Plan Proposal,” which is incorporated herein by reference.

The foregoing description of the Long-Term Incentive Plan, including the description in the Proxy Statement referenced above, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Long-Term Incentive Plan, which is included herein as Exhibit 10.4 and is incorporated herein by reference.

2021 Employee Stock Purchase Plan

On the Closing Date, MCAP adopted the ESPP. The ESPP is described in greater detail in the section of the Proxy Statement entitled “Proposal No. 6—The ESPP Proposal,” which is incorporated herein by reference.

The foregoing description of the ESPP, including the description in the Proxy Statement referenced above, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ESPP, which is included herein as Exhibit 10.5 and is incorporated herein by reference.

Indemnification Agreement

On the Closing Date, the Board adopted an updated form of indemnification agreement to be entered into by the Company with its directors, executive officers and certain other key employees (the “Indemnification Agreement”). The Indemnification Agreement requires the Company to indemnify the counterparty, to the fullest extent permitted by law, for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred in any action or proceeding arising out of such party’s status as a service provider to the Company or one of its subsidiaries or any other company or enterprise to which service is provided at the Company’s request.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreement, which is included herein as Exhibit 10.8 and is incorporated herein by reference.

Item 5.03.	Articles of Incorporation or Bylaws.

On the Closing Date, in connection with the consummation of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposal No. 2—The Charter Amendment Proposal,” “Proposal No. 3—The Advisory Charter Proposals,” and “Description of the Post-Combination Company’s Securities,” which are incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by MCAP’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section titled “Proposal No. 1—The Business Combination Proposal” of the Proxy Statement, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 22, 2021, the Company issued a press release announcing the closing of the Business Combination. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of AdTheorent for the years ended December 31, 2020 and 2019 were filed as part of the Proxy Statement and are incorporated herein by reference. The unaudited condensed consolidated financial statements of AdTheorent for the nine months ended September 30, 2021 and 2020 were filed as part of the Proxy Statement and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

2.1†	Business Combination Agreement, dated July 27, 2021, by and among MCAP Acquisition Corporation, GRNT Merger Sub 1 LLC, GRNT Merger Sub 2 LLC, GRNT Merger Sub 3 LLC, GRNT Merger Sub 4 LLC, H.I.G. Growth – AdTheorent Intermediate, LLC, H.I.G. Growth – AdTheorent, LLC, and AdTheorent Holding Company, LLC (incorporated by reference to Annex A to the Proxy Statement)

3.1*	Second Amended and Restated Certificate of Incorporation of AdTheorent Holding Company, Inc.

3.2*	Amended and Restated Bylaws of AdTheorent Holding Company, Inc.

10.1*	Stockholders Agreement, dated as of December 22, 2021, by and among AdTheorent Holding Company, Inc., H.I.G. Growth – AdTheorent, LLC, MCAP Acquisition, LLC, and the other parties thereto

10.2*	Amended and Restated Registration Rights Agreement, dated as of December 22, 2021, by and among AdTheorent Holding Company, Inc., MCAP Acquisition, LLC, H.I.G. Growth – AdTheorent, LLC, and the other parties thereto

10.3*	Credit Agreement, dated December 22, 2021, among AdTheorent, Inc., a Delaware corporation, AdTheorent Acquisition Corporation, a Delaware corporation, AdTheorent Intermediate Holding Corporation, a Delaware corporation, after giving effect to the SPAC Combination, AdTheorent Holding Company, LLC, a Delaware limited liability company, GRNT Merger Sub 2 LLC, a Delaware limited liability company, and AdTheorent Holding Company, Inc., a Delaware corporation, and Silicon Valley Bank, as Administrative Agent and Collateral Agent, Issuing Lender and Swingline Lender, and the Lenders party thereto.

10.4+*	MCAP Acquisition Corporation 2021 Long-Term Incentive Plan

10.5+*	MCAP Acquisition Corporation 2021 Employee Stock Purchase Plan

10.6+*	Form of Stock Option Grant Notice under the MCAP Acquisition Corporation 2021 Long-Term Incentive Plan

10.7+*	Form of RSU Award Grant Notice under the MCAP Acquisition Corporation 2021 Long-Term Incentive Plan

10.8*	Form of Indemnification Agreement

16.1*	Letter from Marcum LLP to the Securities and Exchange Commission, dated December 29, 2021

21.1*	List of Subsidiaries

99.1*	Press Release

99.2*	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2021 and for the twelve months ended December 31, 2020.

104*	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Filed herewith
†

Certain of the exhibits and schedules to this agreement have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the Commission upon its request.

+	Indicates a management or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTHEORENT HOLDING COMPANY, INC.

By:	/s/ James Lawson
Name:	James Lawson
Title:	Chief Executive Officer

Date: December 29, 2021